SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                             CHS ELECTRONICS, INC.
                (Name of Registrant as Specified in Its Charter)



                             CHS ELECTRONICS, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                              CHS ELECTRONICS, INC.

                    2153 NW 86TH AVENUE, MIAMI, FLORIDA 33122

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 31, 1997

                            -------------------------

To the Shareholders of CHS Electronics, Inc.

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of CHS Electronics, Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, July 31, 1997, at the Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178, for the following purposes:

         (1) The election of eight members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) The approval of an amendment to the Company's 1994 Stock Incentive Plan;

         (3) The approval of the Company's Directors and Officers 1997 Stock Option Plan;

         (4) The approval of the Company's 1996 Chief Executive Officer Stock Option Plan;

         (5) The approval of the Company's 1997 Chief Executive Officer Stock Option Plan;

         (6) The approval of the Company's 1997 Chief Executive Officer Cash Bonus Performance Plan;

         (7) The ratification of the appointment of Grant Thornton LLP, as the Company's independent certified public accountants; and

         (8) The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on June 5, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors



                                          Claudio Osorio
                                          CHAIRMAN OF THE BOARD

Miami, Florida
June 11, 1997

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              CHS ELECTRONICS, INC.

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CHS Electronics, Inc. (the "Company") of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 10:00 a.m., local time, on Thursday, July 31, 1997, at the Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 2153 NW 86th Avenue, Miami, Florida 33122 and its telephone number is
(305) 716-8273.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of eight members to the Company's Board to serve until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) The approval of an amendment to the Company's 1994 Stock Incentive Plan;

         (3) The approval of the Company's Directors and Officers 1997 Stock Option Plan;

         (4) The approval of the Company's 1996 Chief Executive Officer Stock Option Plan;

         (5) The approval of the Company's 1997 Chief Executive Officer Stock Option Plan;

         (6) The approval of the Company's 1997 Chief Executive Officer Cash Bonus Performance Plan;

         (7) The ratification of the appointment of Grant Thornton LLP, as the Company's independent certified public accountants; and

         (8) The transaction of such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the nominees for director named below and in favor of the other matters presented. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board has set the close of business on June 5, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,709,643 shares of Common Stock outstanding. Only the holders of issued and outstanding shares of Common Stock are entitled to vote at the Annual Meeting. Shareholders do not have the right to cumulate their votes, and are entitled to one vote for each share held.

         The Company's bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken. Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Under the Florida Business Corporation Act (the "Act"), directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Company's Amended and Restated Articles of Incorporation. Therefore, abstentions and broker non-votes have no effect under Florida law. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

                               SECURITY OWNERSHIP

         The following table sets forth certain information as of the Record Date concerning the beneficial ownership of the Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group.

                                           NUMBER OF SHARES        PERCENT
NAME OF BENEFICIAL OWNER(1)(2)(3)         BENEFICIALLY OWNED       OF SHARES
-----------------------------------       ------------------      ------------

Claudio Osorio 4                               3,959,385             26.2%

Alvin Perlman 4                                3,959,385             26.2%

Comtrad, Inc. 4, 10                            3,959,385             26.2%

Comtrad Holdings, Inc. 4, 10                   3,959,385             26.2%

Carsten Frank                                  2,200,000             15.0%

Antonio Boccalandro 5                                938              *

Otto Gerlach 6                                         0              *

Zbynek Kraus 7                                         0              *

Pierino Lardi                                          0              *

Donald D. Winstead 8                              22,500              *

Craig Toll 9                                      67,500              *

All officers and directors as                  6,250,323             41.2%
a group (8 persons)

--------------------

* Less than 1%

(1) The address for each of the executive officers and directors is 2153 N.W. 86th Avenue, Miami, Florida 33122, except for Alvin Perlman which is 5771 Bridleway Circle, Boca Raton, Florida 33496 and for Carsten Frank which is Hansestrasse 47, 38112 Braunschweig Germany.

(2)    Except as noted, all shares are held beneficially and of record.

(3) Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at June 5, 1997.

(4) Includes 367,029 shares held of record by Comtrad, Inc. ("Comtrad"), a wholly-owned subsidiary of Comtrad Holdings, Inc. ("CHI"), 3,169,500 shares held of record by CHI, 47,576 shares held of record by Penrose Trading Co. S.A. (a shareholder of CHI and of which Mr. Osorio has effective control) and currently exercisable options to purchase 375,280 shares held by Mr. Osorio. Claudio Osorio and Alvin Perlman together own and control a majority of the issued and outstanding capital stock of CHI, and Messrs. Osorio and Perlman have entered into an agreement pursuant to which they have agreed to vote their shares of CHI common stock together on certain matters submitted to the shareholders of CHI. Claudio Osorio, Alvin

       Perlman, CHI and Comtrad have agreed to vote all shares of the Common Stock they own or control, together on any matter submitted to the shareholders of the Company. In addition, Messrs. Osorio and Perlman and Comtrad are parties to an agreement which grants to Mr. Osorio and Comtrad, until June 30, 1997, the right to acquire all, but not less than all, of the shares of Common Stock of the Company and the shares of Comtrad Common Stock owned by Mr. Perlman. Mr. Perlman may reject all or a portion of such exercise; provided, however, that any shares as to which the option exercise is rejected are excluded from a right granted by the agreement to Mr. Perlman to put the referenced shares to Mr. Osorio. The put option may be exercised during the period beginning July 1 and ending July 31, 1997. CHI has guaranteed Mr. Osorio's obligations and has pledged 676,006 shares of Common Stock in connection therewith, which shares are included in the above aggregate ownership. Subject to the claims of certain creditors, the holders of CHI Class A common stock (which includes Penrose Trading Co. S.A.) have a liquidation preference on the 965,000 shares of Company Common Stock owned by CHI. Further, subject to the claims of certain creditors and subject to the rights of holders of CHI Class A common stock, the holders of CHI Class B common stock have a liquidation preference on 287,500 shares of Company Common Stock held by CHI or any subsidiary thereof. Based on the foregoing relationships and agreements, Claudio Osorio, Alvin Perlman, CHI, and Comtrad may be deemed to have shared voting and investment control over the above-indicated aggregate number of shares of Common Stock. Such shares exclude 100,000 shares of Common Stock which Comtrad is obligated to deliver to the sellers of three entities purchased by Comtrad and subsequently sold to the Company.

(5) Mr. Boccalandro holds currently exercisable options to purchase 938 shares of Common Stock. In addition, Mr. Boccalandro is a director of CHI, who serves at the discretion of the controlling shareholders of CHI, Messrs. Osorio and Perlman. Accordingly, Mr. Boccalandro disclaims any investment or voting control with respect to the Common Stock owned and controlled by CHI.

(6) Mr. Gerlach owns approximately 11.8% of the outstanding shares of CHI and 16.7% of the shares of Class A common stock of CHI which, subject to the claims of certain creditors, have a liquidation preference on the 965,000 shares of Common Stock owned by Comtrad. Mr. Gerlach disclaims beneficial ownership of the shares of Common Stock held by CHI and Comtrad.

(7) Mr. Kraus is a shareholder of Penrose Trading Co. S.A. which is a shareholder of CHI and the Company. Mr. Kraus disclaims beneficial ownership of the shares of the Company held by Penrose Trading Co. S.A. and CHI.

(8) Mr. Winstead is the holder of currently exercisable options to purchase 22,500 shares of Common Stock.

(9) Mr. Toll holds currently exercisable options to purchase a total of 47,500 shares of Common Stock.

(10) The address for Comtrad and CHI is P.O. Box 660708, Miami Springs, Florida 33266.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been met except for Messrs. Perlman, Osorio, Comtrad Holdings, Inc. and Comtrad, who each filed a late report documenting certain share transactions.

                              ELECTION OF DIRECTORS

         Eight persons are nominated for election as directors to serve until the next Annual Meeting of Shareholders and until the director's successor is duly elected and qualified. Although the Company anticipates that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, the proxy will be voted for a substitute nominee chosen by Management, or the number of directors to be elected may be reduced in accordance with the Company's Bylaws.

         The following table sets forth certain information as to the persons nominated for election as directors of the Company at the Annual Meeting.


           NAME                   AGE                         POSITION
---------------------------   -----------      ----------------------------------------------------------

Claudio Osorio                    37           Chairman  of the Board,  President,  and Chief  Executive
                                               Officer

Alvin Perlman                     70           Executive  Vice  President  - Latin  American  Region and
                                               Director

Carsten Frank                     34           Executive Vice President - European Region and Director

Antonio Boccalandro               30           Chief Officer of Mergers and Acquisitions,
                                               Secretary and Director

Zbynek Kraus                      44           Manager - Czech Republic Operations and Director

Otto Gerlach                      70           Director

Pierino Lardi                     49           Director

Donald D. Winstead                59           Director


         CLAUDIO OSORIO (full name - Claudio Eleazar Osorio Rodriguez), the founder of the Company's current business and operations, has served as the Chief Executive Officer, President and a director of the Company since 1993. Mr. Osorio has served as president of Comtrad since 1988. Mr. Osorio is a director of Comtrad and the president and a director of CHI.

         ALVIN PERLMAN has been a director and the Executive Vice President -- Latin American Region, of the Company since 1994. He has served for the past five years as the chief executive officer of Zemex Electronics International, Inc., d/b/a CHS Promark, and was the sole owner of CHS Promark prior to its acquisition by the Company in June 1994. Mr. Perlman has also served as a director of CHI since November 1994.

         CARSTEN FRANK has been a director of the Company since May 1997 and has been Executive Vice President - European Region of the Company since January 1997. Mr. Frank founded Frank & Walter Computer GmbH ("Frank & Walter") in 1988 and has served as such company's Managing Director since its formation. Frank & Walter was acquired by the Company in March 1997.

         ANTONIO BOCCALANDRO has been a director and Secretary of the Company since 1993 and Chief Officer of Mergers and Acquisitions since January 1, 1997. He was Treasurer of the Company from 1994 to June 1995. He has also been employed in various capacities by Comtrad since 1988. Mr. Boccalandro became a director of Comtrad in 1990 and he has been a director of CHI since June 1994.

         ZBYNEK KRAUS has been a director since March 1996 and Manager - Czech Republic Operations of the Company since January 1996. He was an owner and from 1990 to 1993 the sales director and thereafter, the general manager of the Czech Republic operations which were acquired by the Company.

         OTTO GERLACH has been a director of the Company since August 1994. Mr. Gerlach is a principal owner and has served for over five years as the President of Larco, C.A., a privately-owned wholesale import/export and manufacturing company based in Caracas, Venezuela.

         PIERINO LARDI has been a director of the Company since May 1997. Mr. Lardi has been Chief Executive Officer and President of Banca Commerciale Lugano since 1995. Mr. Lardi served as Executive Vice President of United Overseas Bank from 1985 through 1995.

         DONALD D. WINSTEAD has been a director of the Company since December 1993 and has been self-employed as a business consultant since June 1991. Mr. Winstead has served, since October 1993, as the Chief Executive Officer and a Director of Medical Resource Group Inc., a closely-held Nevada corporation engaged in the business of medical equipment leasing and rental. For over three years prior to June 1991, Mr. Winstead was the Chairman of the Board and Chief Executive Officer of Netcor Inc., a company engaged in the manufacture and sale of communications equipment.

         The term of office of each director of the Company ends at the next annual meeting of the Company's shareholders or when his successor is elected and qualified. Officers of the Company serve at the discretion of the Board, subject to the terms of any employment agreements with the Company. See "AEmployment Arrangements." There are no family relationships among any of the Company's executive officers and directors. On March 20, 1997, Carsten Frank, the sole owner of Frank & Walter, sold and transferred to the Company all (100%) of his interest in Frank & Walter pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated December 19, 1996. In connection with the Exchange Agreement, Comtrad and CHI have agreed to vote their shares of Common Stock in favor of Mr. Frank's election to the Board at the Annual Meeting.

         Directors who are employees of the Company do not receive fees for their service as directors. All of the Company's non-employee directors receive $250 for attendance at each Board meeting and are reimbursed for travel expenses incurred to attend such meetings. No separate payment is made for attending committee meetings.

         During fiscal year 1996, the Board held nine meetings. No director attended fewer than 75% of such meetings of the Board or any committee thereof during the period of such director's service.

         The Company has an Audit Committee and a Compensation Committee. The Audit Committee, composed of Messrs. Gerlach and Winstead, is responsible for reviewing and making recommendations regarding the Company's employment of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. The Compensation Committee, composed of Messrs. Gerlach and Winstead, is responsible for making recommendations to the Board regarding compensation arrangements for senior management, recommendations concerning the adoption of any compensation plans in which management is eligible to participate and grants of stock options or other benefits under such plans.

         The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid during the years ended December 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer and each of the other executive officers of the Company whose total 1996 salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").


                                                                              LONG-TERM
                                                ANNUAL COMPENSATION          COMPENSATION
                                              -------------------------  ---------------------
                                                                              SECURITIES
                                                                              UNDERLYING             ALL OTHER
   NAME AND PRINCIPAL POSITION       YEAR      SALARY($)     BONUS($)      OPTIONS/SARS (#)       COMPENSATION($)
----------------------------------  --------  ------------  -----------  ---------------------  --------------------

Claudio Osorio,                      1996        350,000      324,375          432,494                50,000
Chief   Executive   Officer   and    1995        366,402          -0-              -0-               139,240
President                            1994         82,126          -0-           56,080               140,200

Alvin Perlman,                       1996        345,666      150,000              -0-                   -0-
Executive  Vice President - Latin    1995        500,000          -0-              -0-                 1,000
American Region                      1994        248,726          -0-              -0-                   -0-

Craig Toll,                          1996        191,567       75,000           20,000                   -0-
Chief   Financial   Officer   and    1995        110,000          -0-              -0-                   -0-
Treasurer                            1994         55,000          -0-           87,500                   -0-

Antonio Boccalandro                  1996        101,690          -0-              -0-                   -0-
Chief   Officer  of  Mergers  and    1995            -0-          -0-            3,750                 1,000
Acquisitions and Secretary           1994            -0-          -0-              -0-                   -0-



         EMPLOYMENT ARRANGEMENTS

         In August 1994, the Board approved a compensation arrangement for Claudio Osorio, the Chief Executive Officer and President of the Company, pursuant to which he was entitled to receive an annual salary of $219,600, in addition to annual stock awards with a total value of $280,400, for the year ended June 1995. The stock awards may have been made in any one or a combination of Company stock, stock options, stock appreciation rights, or phantom stock grants, as determined by agreement between the Compensation Committee and Mr. Osorio, subject to the approval of the Board. Mr. Osorio was also entitled to participate in any group or employee benefit or insurance plans. In June 1995, the Board approved a compensation arrangement for Mr. Osorio whereby he became entitled to an annual salary and bonus of $500,000, excluding option grants, for the year ended June 1996. Mr. Osorio's aforementioned employment arrangement has been modified as set forth below.

         In August 1994, the Board approved an employment arrangement for Craig Toll, the Chief Financial Officer of the Company, pursuant to which he was entitled to receive an annual salary of $110,000 for the year ended June 1995. Mr. Toll was also granted certain options to purchase Common Stock. Mr. Toll was also entitled to participate in any group or employee benefit or insurance plans. In June 1995, the Board approved a compensation arrangement for Mr. Toll whereby he was entitled to an annual salary of $150,000 for the year ended June 1996 (Mr. Toll earned $55,000 for the first six months of the contract year and $95,000 for the second six months of such contract year). Mr. Toll's aforementioned employment arrangement has been modified as set forth below.

         The Company has entered into three-year employment agreements with Messrs. Osorio and Toll which supersede the above-described employment arrangements. Mr. Osorio's agreement was effective January 1, 1996 and Mr. Toll's agreement was effective July 1, 1996. The agreements for Messrs. Osorio and Toll provide for annual salaries of $350,000 and $200,000, respectively, and in the case of Mr. Osorio, requires him to devote substantially all of his time and attention to the business and affairs of the Company, and, in the case of Mr. Toll, requires him to devote his full time and attention to the business and affairs of the Company. Mr. Osorio's agreement also provides for a minimum bonus of $150,000 per year. The agreements also provide that upon termination of employment without "cause" or termination by the executive for "good reason" (which includes a change of control of the Company), the executive is entitled to receive, in addition to all accrued or earned but unpaid salary, bonus or benefits, an amount equal to two and one-half times base salary paid to the executive during the last full year prior to termination of employment, together with an amount equal to the bonus paid to the executive in the prior year multiplied by a fraction, the numerator of which is the number of days elapsed in the then current year through termination and the denominator of which is
365. The agreements also provide that the executive will not compete with the Company during his employment and for two years thereafter unless the Company terminates the executive without "cause" or the executive terminates his employment for "good reason." Effective May 1, 1997, Mr. Osorio's employment agreement was amended to provide for an increase in annual base salary to $750,000.

         Under the terms of the Company's employment agreement with Alvin Perlman dated June 30, 1994, Mr. Perlman is employed as an Executive Vice President - South American region of the Company, and Chief Executive Officer and Chairman of the Board of CHS Latin America. The term of the agreement is five years. Mr. Perlman receives an annual salary of $500,000 and other benefits commensurate with his position, and is entitled to participate in any group or employee benefit or insurance plans. Upon termination of Mr. Perlman's employment as a result of death or disability, he (or his estate) receives 50% of his compensation for the balance of the term of the agreement. Mr. Perlman may terminate the agreement upon a change in more than 50% of the ownership of CHS Promark in which case he is to receive his full compensation for the balance of the term of the agreement. Under the agreement, Mr. Perlman is prohibited from competing with the Company for two years in the Western Hemisphere.

         On March 22, 1996, the Board of the Company adopted an Executive Bonus Plan for 1996 and subsequent years.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during 1996 were Donald D. Winstead and Otto Gerlach. Neither of these persons has previously served as an officer or employee of the Company or any of its subsidiaries.

         Mr. Winstead provided consulting services to the Company pursuant to an agreement for a fee of $4,000 per month, which resulted in payments of $48,000 to Mr. Winstead in 1996. Such agreement terminated on December 31, 1996.

         Otto Gerlach holds, indirectly, 11.8% of the outstanding Common Shares of CHI and 16.7% of the shares of Class A common stock of CHI which, subject to the claims of certain creditors, have a liquidation preference on the 965,000 shares of Company stock owned by Comtrad. In the past, the Company has engaged in numerous transactions with Comtrad. See "Certain Transactions."

OPTION GRANTS DURING 1996

         OPTION GRANTS TABLE. The following table sets forth certain information concerning grants of stock options made during 1996 to each of the Named Executive Officers. The Company did not grant any stock appreciation rights in 1996.

                        INDIVIDUAL OPTION GRANTS IN 1996

--------------------------------------------------------------------------------------------------------------------
                                   SHARES OF
                                    COMMON
                                    STOCK                                            % OF TOTAL
             NAME                  UNDERLYING                                          GRANTED       ALTERNATIVE
                                   OPTIONS            OPTION         EXPIRATION          TO           GRANT DATE
                                   GRANTED           PRICE($)           DATE          EMPLOYEES      VALUE(1)($)
------------------------------- ---------------- ----------------- ---------------- -------------- -----------------

Claudio Osorio                     104,369            12.63            9/17/06           9.9              801,554
                                   200,000            12.63           10/06/06          18.9            1,526,000
                                    35,621            15.88           12/05/06           3.4              340,537
                                    92,204            18.63           12/20/06           8.7            1,036,373

Alvin Perlman                           --            --                 --              --

Craig Toll                          20,000            15.88           12/05/06           1.9              191,200

Antonio Boccalandro                     --            --                 --              --


-------------------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under that model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yields. The actual value, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

AGGREGATED OPTION EXERCISES IN 1996 AND YEAR END OPTION VALUES

         The following table sets forth information with respect to (i) the number of unexercised options held by the Named Executive Officers as of December 31, 1996 and (ii) the value as of December 31, 1996 of unexercised in-the-money options. No options were exercised by any of the Named Executive Officers in 1996.

                                        NUMBER OF SECURITIES                          VALUE OF UNEXERCISED
                                   UNDERLYING UNEXERCISED OPTIONS                     IN-THE-MONEY OPTIONS
                                        AT DECEMBER 31, 1996                      AT DECEMBER 31, 1996 ($)(1)
                             --------------------------------------------    ---------------------------------------
                                 EXERCISABLE           UNEXERCISABLE             EXERCISABLE        UNEXERCISABLE
                             --------------------  ----------------------    --------------------  -----------------

Claudio Osorio                     272,779               215,795                 1,878,352            439,773
Alvin Perlman                           --                    --                        --                 --
Craig Toll                          87,500                20,000                   973,438             24,900
Antonio Boccalandro                    938                 2,812                     7,621             22,848

--------------------
(1) Market value of shares covered by in-the-money options on December 31, 1996, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                          COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE ROLE

         The Compensation Committee of the Board is responsible for making recommendations to the Board concerning the salaries of executive officers. The Compensation Committee is also responsible for overseeing other forms of compensation and benefits to other senior officers. The Compensation Committee's responsibilities include the review of salaries, benefits and other compensation of senior officers and making recommendations to the full Board with respect to these matters.

COMPENSATION POLICY

         The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with: (a) bonuses based on corporate performance and on the achievement of internal strategic objectives; and (b) stock options and awards through the Company's 1994 Plan or other plans, as appropriate. The Compensation Committee believes that cash compensation in the form of salary and bonus provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options and other stock incentives encourages growth in management stock ownership, which in turn leads to the expansion of management's stake in the long-term performance and success of the Company. With regard to the Internal Revenue Code provision limiting the deductibility of compensation to certain executive officers in excess of $1 million, the Company intends to take all necessary steps to cause the compensation paid to its executive officers to be deductible by the Company.

BASE SALARY

         In 1996 the Compensation Committee approved, and ultimately the Board approved, compensation arrangements for Messrs. Osorio and Toll defining their base salary. Mr. Perlman's salary was based principally on a five-year employment agreement negotiated in connection with the acquisition by the Company of CHS Latin America (f/k/a CHS Promark) in June 1994. The base salaries of other senior officers were determined by Mr. Osorio, with respect to the Company's subsidiaries in Europe, and by Mr. Perlman, with respect to CHS Latin America, with Mr. Osorio providing a review of these base salary amounts.

BONUSES

         In 1996, Messrs. Osorio and Perlman were subject to bonus compensation pursuant to a Company bonus plan and Mr. Toll was subject to a bonus award at the discretion of the Compensation Committee. In addition, certain senior officers and managers of subsidiaries were subject to bonus compensation based on achieving certain operating goals specific to their area of responsibility. The plan provides for bonuses based on performance of the Company against established targets, taking into account the operating responsibilities of each of these individuals.

STOCK OPTION AWARDS

         The Company's 1994 Incentive Stock Option Plan, Directors and Officers 1997 Stock Option Plan and 1996 and 1997 Chief Executive Officer Stock Option Plans (collectively such plans are referred to herein as the "Company Option Plans") are designed to align directors', officers' and shareholders' interests in the enhancement of shareholder value. Stock options and other equity based awards are granted under the Company Option Plans by the disinterested members of the Board. The Compensation Committee strongly believes that the interest of the directors, officers and shareholders become more closely aligned when such directors and officers of the Company are provided an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees of the Company, including directors and officers, as part of their overall compensation package, are eligible for participation in certain of the Company Option Plans. Because no benefit is received unless the Company's stock price performs favorably, awards under the Company Option Plans are intended to provide incentives for directors and officers to enhance long-term Company performance, as reflected in stock price appreciation, thereby increasing shareholder value. The Compensation Committee believes that stock option awards are rewards for past services and the incentive for continued growth. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Compensation Committee considered a number of factors in determining the compensation to be paid to the Company's Chief Executive Officer, including levels generally paid to executives in the Company's industry, the Company's performance to date, the Chief Executive Officer's contribution to the Company's development and the Company's short- and long-term prospects.

                                                         COMPENSATION COMMITTEE
                                                         Otto Gerlach
                                                         Don Winstead

                              CERTAIN TRANSACTIONS

         The Company acquired many of its subsidiaries from Comtrad, as depicted below. In certain cases, Comtrad organized the entities which were subsequently purchased by the Company. Comtrad has advised the Company that the entities purchased by it and subsequently sold to the Company were acquired from unrelated parties. The Company acquired Comtrad-owned entities after completing its own evaluations (which for significant acquisitions involved the consideration of a valuation report prepared by an independent third party), and the affirmative vote of an independent director of the Company. Comtrad also loaned funds to and borrowed funds from the Company during the years in which it was first developing its European and Latin American operations. The Company does not intend to purchase any operations from Comtrad in the future. Comtrad has agreed not to engage in businesses competitive with those of the Company.


                                                 CHS                COMTRAD              COMTRAD
 SUBSIDIARY(1)    CHS ACQUISITION DATE     PURCHASE PRICE       ACQUISITION DATE      PURCHASE PRICE
------------------------------------------------------------- ------------------------------------------

CHS Croatia            March 1996            $1,500,000          September 1994            $50,000
CHS Romania(2)
CHS Bulgaria
CHS Baltic

CHS Slovakia           March 1996            $1,000,000           January 1994               (3)

CHS Brazil             March 1996            $5,300,000          November 1994              52,632
                                                                                          Shares of
                                                                                          Comtrad(4)


---------------------

(1) The names set forth are those by which the Company commonly refers to its subsidiaries and are not necessarily the legal names of the entities.

(2) Transferred back to Comtrad as of October 31, 1996 in exchange for a payment of $523,000 from Comtrad to CHS.

(3) Comtrad purchased 65% of the equity interest for $3,200 and has purchased the remaining 35% by agreeing to deliver an as yet undetermined number of shares of Common Stock owned by Comtrad based upon the 1996 financial performance of CHS Slovakia.

(4) The Company believes that the aggregate value of the Comtrad shares was $762,000.

         At December 31, 1996, the Company carried a receivable from Comtrad in an amount of $3.2 million. This receivable is in the form of a promissory note which Comtrad has agreed to collateralize with 210,000 shares of Common Stock owned by Comtrad. The amount is due 60 days after demand. Interest charged in 1996 to Comtrad by the Company was $86,000.

         Effective March 1996, the Company guaranteed the obligations of Comtrad arising under the Stock Purchase Agreement dated October 12, 1995 pursuant to which Comtrad acquired CHS Poland. Under such agreement, as amended, Comtrad is obligated to deliver shares of Common Stock as calculated pursuant to an earnout provision based on the 1996 calendar year earnings of CHS Poland. If Comtrad fails to deliver such shares, the Company has agreed to do so.

         Comtrad has guaranteed the Company's obligations to certain vendors.

         The Company was a party to a separate consulting agreement with Donald
D. Winstead, a director of the Company. Under the terms of such agreement, which terminated on December 31, 1996, Mr. Winstead provided management consulting and related services for a fee of $4,000 per month. Mr. Winstead received $48,000 under the arrangement in 1996.

                                PERFORMANCE GRAPH

         Set forth below is a graph comparing the cumulative shareholder returns from an assumed $100 investment in the Company's Common Stock, including reinvestment of dividends, from August 15, 1994 through December 31, 1996 with
(i) the NASDAQ Stock Market - US & Foreign Index and (ii) the Company's 1996 peer group. The Company did not pay any dividends on its Common Stock during this period.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                          AMONG CHS ELECTRONICS, INC.,
                  THE NASDAQ STOCK MARKET - US & FOREIGN INDEX,
                             AND A 1996 PEER GROUP**


                        8/15/94        12/94          12/95          12/96
                        -------        -----          -----          -----

CHS ELECTRONICS, INC      100            80             90             171

PEER GROUP                100            98             90             109

NASDAQ STOCK MARKET
(U.S. & FOREIGN)          100           103            144             177



* $100 invested on 8/15/94 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

** The 1996 Peer Group is comprised of the following companies: Liuski Int'l Inc., Tech Data Corp., Marshall Industries, Inc., Merisel, Inc., Southern Electronics Corp., Ameriquest Technologies, Inc., United Stationers, Inc., Western Micro Tech, Inc. and Bell Microproducts, Inc. GBC Technologies, Inc., which was included in the Company's 1996 Proxy Statement, is no longer included as part of the Company's Peer Group as it is no longer a publicly traded company.

         The Comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                    INCREASE IN THE NUMBER OF SHARES RESERVED
        FOR ISSUANCE PURSUANT TO THE COMPANY'S 1994 STOCK INCENTIVE PLAN


         The Company's Board has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to increase to 1,747,000 shares the number of shares in the Company's 1994 Stock Incentive Plan (the "1994 Plan") that are reserved for issuance. The 1994 Plan, which was approved by the Company's shareholders on June 21, 1995, presently authorizes 647,000 shares for issuance upon exercise of stock options. Through December 31, 1996, the Company has granted options under such plan, net of canceled options, to purchase 1,095,065 shares of Common Stock. The current text of the 1994 Plan, as modified pursuant to this amendment, is attached hereto as Exhibit A. The material features of the 1994 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1994 Plan.

         The 1994 Plan permits the Company to grant key employees and directors incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), non-statutory stock options, restricted stock awards, SARs, and other equity-based incentive awards that can be individually designed to achieve maximum focus on incentive for benefit of the Company and its shareholders.

         The purposes of the 1994 Plan are to promote growth and profitability of the Company by enabling it to attract and retain the best available personnel for positions of substantial responsibility, to provide key employees with an opportunity for investment in the Common Stock, and to give key employees and directors an additional incentive to increase their efforts on behalf of the Company. The Company estimates that approximately 350 key employees (including those executive officers identified in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION") are eligible to receive awards under the 1994 Plan.

         The 1994 Plan is to be administered by a committee (the "Committee"), consisting of two or more directors designated by the Board or, in the absence of such a Committee, the entire Board.

         Subject to the provisions of the 1994 Plan, the Committee has the authority to determine and designate the key employees or Directors to whom incentive awards are to be granted, the number of shares subject to awards, the exercise price, if any, the type of award, the exercise and/or vesting period, the terms of payment of the award, the terms and conditions of each award and the restrictions to be placed on the exercise of options or receipt of restricted stock. The Committee may grant more than one award to an individual.

         Consideration for the awards granted under the 1994 Plan is provided by the recipients' past, present, and expected future contributions to the Company. No monetary consideration is provided by the recipients with respect to the grant of any award, except for payment of the exercise price of an option.

         The 1994 Plan will last for ten years. No award granted under the 1994 Plan is transferable, except in the event of a holder's death, by will or the laws of descent and distribution. In addition, award holders may, during their lifetime, designate a beneficiary to exercise or receive the benefits of vested awards after the holder's death.

         Awards may be exercised or realized by the holder or his or her guardian or legal representative or by such other means as the Committee may approve from time to time. Special provisions in the 1994 Plan govern issues of death, termination of employment, retirement, etc. as they relate to outstanding awards. The Committee may, at its discretion, waive the restrictions with respect to exercisability of options or realization of awards.

         Assuming approval of this proposed corporate action, an aggregate of 1,747,000 shares of Common Stock will have been reserved for purposes of the 1994 Plan. The 1994 Plan provides for adjustment of such aggregate number and of the number of shares at the time subject to any outstanding option in the event a stock dividend is paid or in the event the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities.

         The Board may, in accordance with the recommendation of the Committee, amend the 1994 Plan as it shall deem advisable. The Board may not, however, without further shareholder approval, (a) increase the total number of shares that may be granted under the 1994 Plan; (b) increase the benefits accruing to participants; or (c) modify the requirements as to eligibility for participation in the 1994 Plan.

         The following table sets forth certain information regarding options granted under the 1994 Plan to the persons and groups indicated.

                                                   NUMBER OF SHARES                                  VALUE OF
                                                  SUBJECT TO OPTIONS       EXERCISE PRICE           OPTIONS AT
              NAME AND POSITION                  AS OF MARCH 31, 1997         PER SHARE          JUNE 2, 1997 (1)
----------------------------------------------   ---------------------    ------------------   ---------------------


Claudio Osorio                                                 --                --                     --
     Chairman of the Board, Chief Executive
     Officer and President

Alvin Perlman                                                  --                --                     --
     Executive Vice President - Latin
     American Region and Director

Craig Toll                                                 67,500           $6.00-$15.88            $1,076,563
     Chief Financial Officer and Treasurer

Antonio Boccalandro                                         3,750               $9.00                $59,531
     Chief Officer of Mergers and
     Acquisitions and Secretary

All current executive officers as a group                  71,250           $6.00-$15.88            $1,136,094

All current directors who are not executive                22,500               $6.00                $424,688
     officers as a group

Non-Executive Officer Employee Group                      835,803            $6.00-15.88           $10,312,854

-----------------------

(1) The closing sale price of the Common Stock on June 2, 1997 was $24.875 per share. Value is calculated by multiplying (a) the difference between $24.875 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

         STOCK OPTIONS

         The Committee may award incentive options, qualified under the Internal Revenue Code, other statutory stock options, and non-qualified stock options. These are all contracts allowing the holder to purchase a specified number of shares of Common Stock during a given period of time at a designated price. Stock options granted under the 1994 Plan will expire no later than ten years from the date of grant. Shares not purchased under options which expire or are terminated unexercised will again be available for purposes of the 1994 Plan.

         Under the 1994 Plan, the exercise price of a stock option will be determined by the Committee, but may not be less than 75% of the fair market value of the Common Stock (100% for incentive stock options) on the date the option is granted. The exercise price of a stock option, in the discretion of the Committee, shall be paid in the manner determined by the Committee, which may include any one or a combination of the following: (a) paid in U.S. funds (including check, draft or wire transfer made payable to the order of the Company); or (b) paid by the delivery of already owned shares of Common Stock. Optionees who are subject to Section 16(b) of the Exchange

Act and, if determined by the Committee, other optionees, may elect to pay no more than the required withholding taxes in connection with the exercise of a nonstatutory option by delivering to the Company already owned shares of Common Stock or having shares of Common Stock otherwise issuable to optionees under the 1994 Plan withheld by the Company.

         STOCK APPRECIATION RIGHTS

         The Committee may grant stock appreciation rights (SARs) either singly or in combination with an underlying stock option. The term of a SAR may be fixed by the Committee. SARs entitle the grantee to receive the same economic value that would have been derived from exercise of an option. Payment would be made in cash, in shares, or a combination of both at the discretion of the Committee. If an SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate. To the extent that SARs are exercised, the underlying stock option shall be deemed exercised and the shares of Common Stock which otherwise would have been issued upon the exercise of such stock option shall not be the subject of the grant of any further options under the 1994 Plan.

         SPECIALLY DESIGNED PERFORMANCE SHARE AWARDS

         The Committee may grant performance share awards under which payment would be made in shares of Common Stock, a combination of shares and cash, or cash if the performance of the Company or any subsidiary or division selected by the Committee meets certain goals established by the Committee during an award period. The Committee would determine the goals, the length of an award period, the maximum payment value of an award, and the minimum performance required before a payment would be made. The Committee may revise the goals and the computation of payment at any time to account for unforeseen events which occur during an award period and which have substantial effect on the performance of the subsidiary or division. In order to receive payment, a grantee must remain in the employ of the Company until the completion of the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

         RESTRICTED STOCK GRANTS

         The Committee may also issue or transfer shares under a restricted stock grant. The grant would set forth a restriction period during which the grantee must remain in the employ of the Company. If the grantee's employment terminates during the period, the grant would terminate and the grantee must return the shares to the Company. However, the Committee may provide complete or partial exceptions to this requirement as it deems equitable. The grantee may not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Committee, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant. Restricted stock granted to a participant in the 1994 Plan, but which never vests will also return to the 1994 Plan for reuse in other awards.

FEDERAL INCOME TAX CONSEQUENCES

         The Stock Option Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NON-QUALIFIED STOCK OPTIONS. On exercise of a non-qualified stock option granted under the 1994 Plan, an Optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         An officer or director of the Company or any other person to whom the short-swing profit recovery provisions of section 16(b) of the Exchange Act apply in connection with an option under the 1994 Plan (a

"Reporting Person") generally will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of an Option and the first day on which a sale at a profit of shares acquired on exercise of the Option would not subject the Reporting Person to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the Option. A Reporting Person, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the Option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the Option. A section 83(b) election must be made within 30 days after exercising an Option.

         If an Optionee pays for shares of Common Stock on exercise of an Option by delivering shares of the Company's Common Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income the Optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an item of adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying

Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by any particular optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         SARS An optionee is not taxed upon the grant of SARs. Upon exercise of such rights, the optionee will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received, and the Company will be entitled to a corresponding deduction.

         RESTRICTED STOCK GRANT The grant of restricted stock should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a "substantial risk of forfeiture" as intended by the Company, unless a specific election is filed within 30 days after the grant. If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares equal to the value of the shares on the date of grant. Dividends, if any, paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and the Company will be entitled to a deduction measured by the fair market value of the shares at the time of lapse. Income tax withholding will be required. If the grantee files a specific election within 30 days after the grant of restricted stock, the grantee will recognize ordinary income upon receipt of the shares equal to the value of the shares on the date of grant determined without regard to any restrictions, and the Company will be entitled to a corresponding deduction.

         LONG TERM GAIN OR LOSS Except where the special one and two year holding rules for incentive stock options apply, a capital gain or loss is long-term or short-term depending on whether the stock has been held for more than one year. Long-term capital gains currently are taxed at 28%. Capital losses may offset capital gains without limitation, but may offset ordinary income up to only $3,000 ($1,500 for a married individual filing separately).

         OTHER LIMITATIONS ON INCOME TAX DEDUCTION To the extent that any payments constitute "excess parachute payments" under Section 280G of the Internal Revenue Code, the Company would not be entitled to a deduction with respect to such amount and the recipient would be subject to a 20% excise tax.

         IMPORTANCE OF TAX ADVISER The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee under the Stock Option Plan may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of Common Stock acquired on exercise of an option.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 1994 PLAN.

                        PROPOSAL TO APPROVE THE COMPANY'S
                  DIRECTORS AND OFFICERS 1997 STOCK OPTION PLAN


      The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to approve the Company's Directors and Officers 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes 900,000 shares for issuance upon exercise of stock options. The current text of the Stock Option Plan is attached hereto as Exhibit
B. The material features of the Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Stock Option Plan.

      The purpose of the Stock Option Plan is to provide additional incentives to attract and retain qualified and competent directors and officers, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Stock Option Plan authorizes (a) the granting of incentive or non-qualified stock options to purchase Common Stock to directors and officers of the Company, (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Stock Option Plan.

      The Stock Option Plan provides that it shall be administered by a committee (the "Committee") consisting of two or more directors designated by the Board or, in the absence of such a Committee, the entire Board. The Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof (the Board may, however, reserve to itself the power to grant options to employees or directors who are not Covered Employees (as such term is defined in the Stock Option Plan)). Options granted under the Stock Option Plan become exercisable in 1/3 increments on each anniversary of the date of grant thereof. In addition, the Committee has full power and authority to construe and interpret the Stock Option Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including the Company, its shareholders, its directors and officers, recipients of grants under the Stock Option Plan and all persons or entities claiming by or through such persons.

      Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee, in its discretion, it is impossible at this time to indicate the precise number or name of persons who will receive options or the number of shares for which options will be granted to any such employee, except to the extent already granted or conditionally granted.

      Assuming approval of the Stock Option Plan, an aggregate of 900,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the Stock Option Plan. As of June 2, 1997, options to purchase 790,000 shares of Common Stock are issued and outstanding under the Stock Option Plan. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Stock Option Plan. If any option granted under the Stock Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Stock Option Plan.

      The following table sets forth as of June 2, 1996 certain information regarding options granted under the Stock Option Plan to the persons and groups indicated. None of such options are currently exercisable.

                                                   NUMBER OF SHARES        EXERCISE PRICE            VALUE OF
              NAME AND POSITION                   SUBJECT TO OPTIONS          PER SHARE            OPTIONS (1)
----------------------------------------------   ---------------------    ------------------   ---------------------


Claudio Osorio                                           450,000               $25-$18              $1,375,000
     Chairman of the Board, Chief Executive
     Officer and President

Alvin Perlman                                             80,000                 $18                 $550,000
     Executive Vice President - South
     American Region and Director

Craig Toll                                                30,000                 $18                 $206,250
     Chief Financial Officer and Treasurer

Antonio Boccalandro                                       30,000                 $18                 $206,250
     Chief Officer of Mergers and
     Acquisitions and Secretary

All current executive officers as a group                590,000                 $18                $2,337,500

All current directors who are not executive              140,000                 $18                 $962,500
     officers as a group

Non-Executive Officer Employee Group                      60,000                 $18                 $412,500


-----------------------

(1) The closing sale price of the Common Stock on June 2, 1997 was $24.875 per share. Value is calculated by multiplying (a) the difference between $24.875 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

TERMS AND CONDITIONS

         All options granted under the Stock Option Plan shall be evidenced by a written agreement between the Company and the grantee. Such agreements shall contain such terms and conditions, consistent with the Stock Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

         Under the Stock Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the Stock Option Plan and subject to the Committee's sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" means (i) the last reported sale price of the Common Stock as reported on a national securities exchange or by the National Association of Securities Dealers Automated Quotation National Market System or (ii) the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated. If neither (i) nor (ii) above are applicable, then fair market value shall be determined in good faith by the Committee in a fair and uniform manner.

         The exercise price of an option may be paid in (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with shares of Common Stock owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold shares of Common Stock issuable upon exercise of the Option, (6) by delivery of a properly executed exercise notice together with such other documentation as the Committee shall require to effect an exercise of the an option and delivery to the Company of the sale or loan proceeds required to pay the option price, or (7) any combination of the foregoing. The Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must at a minimum (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and (iii) be secured by the shares of Common Stock purchased. Cash payments will be used by the Company for general corporate purposes.

         The use of already owned shares of Common Stock may be applied to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable. By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         No option granted under the Stock Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution, unless the Committee's prior written consent is obtained and the proposed transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act or preclude the registration of underlying securities on Form S-8. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines. The Committee may in its sole discretion accelerate the date on which any option may be exercised.

         The unexercised portion of any option granted to an employee under the Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than
(i) Cause (as defined in the Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disabilities; or (d) one year after the date on which the optionee's employment is terminated by reason of the death of the employee; or one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an option, the Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Stock Option Plan.

AMENDMENTS

         No option may be granted under the Stock Option Plan after January 21, 2007. The Board and the Committee each may from time to time amend the Stock Option Plan or any option granted thereunder; provided, however, that, except to the extent provided in the Stock Option Plan with respect to certain corporate actions, no such amendment may, without approval by the shareholders of the Company, (i) increase the number of securities which may be issued under the Stock Option Plan pursuant to the exercise of incentive stock options, (ii) modify the requirements as to eligibility for participation in the Stock Option Plan or (iii) increase the aggregate number of options that may be granted to any one optionee under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The Federal income tax consequences applicable to Non-Qualified Stock Options and Incentive Stock Options are discussed in the section titled "Federal Income Tax Consequences" on pages 16 and 17, respectively, of this Proxy.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE STOCK OPTION PLAN.


                        PROPOSAL TO APPROVE THE COMPANY'S
                 1996 CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN


         The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to approve the Company's 1996 Chief Executive Officer Stock Option Plan (the "1996 CEO Option Plan"). The 1996 CEO Option Plan authorizes 500,000 shares for issuance upon exercise of stock options. The current text of the 1996 CEO Option Plan is attached hereto as Exhibit C. The material features of the 1996 CEO Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1996 CEO Option Plan.

         The purpose of the 1996 CEO Option Plan is to provide an additional incentive to Claudio Osorio ("Osorio"), the Company's Chief Executive Officer, to pursue future acquisitions on behalf of the Company. In furtherance of this purpose, the 1996 CEO Option Plan authorizes the granting of non-qualified stock options to purchase Common Stock and the use of already owned shares of Common Stock as payment of the exercise price for options granted under the 1996 CEO Option Plan.

         The 1996 CEO Option Plan provides that it shall be administered by the Board. In accordance with the 1996 CEO Option Plan, the Board must grant Osorio a determined number of Options upon the approval by the Board of each Qualifying Acquisition. The term "Qualifying Acquisition" means any acquisition by the Company where greater than 50% of the purchase price is comprised of Common Stock as calculated by an earn-out formula at the end of the particular earn-out period. The number of options to be granted to Osorio at the time each Qualifying Acquisition is approved will be determined by multiplying the prior year net revenue (as indicated in financial statements audited by an independent accounting firm) of the target company of the Qualifying Acquisition (the "Acquired Company") by one percent and then dividing such calculated amount by the closing market price of the Company's Common Stock as reported on the Nasdaq National Market on the date of the grant of the option or such other price as recommended by the Company's Compensation Committee and approved by the Board; provided, however, that the Company's Compensation Committee may recommend an alternative method for determining the number of options in such cases where prior net revenues for any particular Acquired Company are deemed to be inconsistent with such company's reasonably expected future results as determined solely by the Company's Compensation Committee and approved by the Board. In addition, Osorio may be granted Options in connection with acquisitions made by the Company that are not Qualifying Acquisitions upon the recommendation of the Company's Compensation Committee and approval by the Board.

         Assuming approval of the 1996 CEO Option Plan, an aggregate of 500,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the 1996 CEO Option Plan. As of June 2, 1997, options to purchase 500,000 shares of Common Stock are issued and outstanding under the 1996 CEO Option Plan with respect to transactions to acquire operations in Switzerland, Hungary, Estonia, Slovakia, Denmark, Miami and the Frank & Walter acquisition and the acquisition of certain operations of Merisel, Inc. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1996 CEO Option Plan.

         The following table sets forth as of June 2, 1996 certain information regarding options granted under the Company's 1996 CEO Option Plan to the persons and groups indicated.



                                                   NUMBER OF SHARES        EXERCISE PRICE            VALUE OF
              NAME AND POSITION                   SUBJECT TO OPTIONS          PER SHARE            OPTIONS (1)
----------------------------------------------   ---------------------    ------------------   ---------------------

Claudio Osorio                                         500,000             $12.63 - $23.63          $4,713,430
     Chairman of the Board,  Chief  Executive
     Officer and President

-----------------------

(1) The closing sale price of the Common Stock on June 2, 1997 was $24.875 per share. Value is calculated by multiplying (a) the difference between $24.875 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

CONDITIONS

         All options granted under the 1996 CEO Option Plan shall be evidenced by a written agreement between the Company and Osorio. Such agreements shall contain such terms and conditions consistent with the 1996 CEO Option Plan relating to the grant, the time or times of exercise and other terms of the options as the Board prescribes.

         The use of already owned shares of Common Stock may be applied to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable. By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, Osorio would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         As a condition of any sale or issuance of Common Stock upon exercise of an option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, (i) a representation and warranty by Osorio to the Company, at the time an option is exercised, that he is acquiring the shares of Common Stock to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock and (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the shares of Common Stock and are endorsed upon the share certificates.

         The unexercised portion of any option granted to an employee under the 1996 CEO Option Plan shall automatically be terminated (a) three months after the date on which Osorio ceases to be the Company's Chief Executive Officer by reason other than (i) Cause (as defined in the 1996 CEO Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the removal of Osorio as Chief Executive Officer for Cause; (c) one year after the date on which Osorio ceases to be the Company's Chief Executive Officer by reason of his death; or (d) on the fifth anniversary of the issuance of an Option.

         To prevent dilution of the rights of Osorio, the 1996 CEO Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of shares.

TERM OF PLAN; AMENDMENTS

         No option may be granted under the 1996 CEO Option Plan after September 16, 2006. The Board and the Committee each may from time to time amend the 1996 CEO Option Plan or any option granted thereunder; provided, however, that, no amendment of the 1996 CEO Option Plan or any option issued thereunder shall substantially impair any option previously granted to Osorio under the 1996 CEO Option Plan without his consent.


           FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 CEO OPTION PLAN

         The 1996 CEO Option Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         On exercise of a non-qualified stock option granted under the 1996 CEO Option Plan Osorio will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of such an option and the first day on which a sale at a profit of shares acquired on exercise of such an option would not subject Osorio to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the option. Osorio, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the option. A section 83(b) election must be made within 30 days after exercising an option. Osorio's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If Osorio pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, Osorio will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from Osorio's tax basis in them. Osorio, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of an option, Osorio's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. Osorio's tax basis and holding period for the additional shares received on exercise of an option will be the same as if Osorio had exercised an option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to Osorio, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 1996 CEO OPTION PLAN.

                        PROPOSAL TO APPROVE THE COMPANY'S
                 1997 CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

         The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to approve the Company's 1997 Chief Executive Officer Stock Option Plan (the "1997 CEO Option Plan"). The 1997 CEO Option Plan authorizes 500,000 shares for issuance upon exercise of stock options. The current text of the 1997 CEO Option Plan is attached hereto as Exhibit D. The material features of the 1997 CEO Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1997 CEO Option Plan.

         The purpose of the 1997 CEO Option Plan is to provide an additional incentive to Osorio to pursue future acquisitions on behalf of the Company. In furtherance of this purpose, the 1997 CEO Option Plan authorizes the granting of non-qualified stock options to purchase Common Stock and the use of already owned shares of Common Stock as payment of the exercise price for options granted under the 1997 CEO Option Plan.

         The 1997 CEO Option Plan provides that it shall be administered by the Board. In accordance with the 1997 CEO Option Plan, the Board may grant Osorio a determined number of Options upon the approval by the Board of any business acquisition. The number of options to be granted to Osorio at the time a business acquisition is approved will be determined by multiplying the prior year net revenue (as indicated in financial statements audited by an independent accounting firm) of the target business entity (the "Acquired Company") by one percent and then dividing such calculated amount by the closing market price of the Company's Common Stock as reported on the Nasdaq National Market on the date of the grant of the option or such other price as recommended by the Company's Compensation Committee and approved by the Board; provided, however, that the Company's Compensation Committee may recommend an alternative method for determining the number of options in such cases where prior net revenues for any particular Acquired Company are deemed to be inconsistent with such company's reasonably expected future results as determined solely by the Company's Compensation Committee and approved by the Board.

         Assuming approval of the 1997 CEO Option Plan, an aggregate of 500,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the 1997 CEO Option Plan. As of June 2, 1997, options to purchase 20,503 shares of Common Stock are issued and outstanding under the 1997 CEO Option Plan with respect to transactions to acquire operations in Brazil. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1997 CEO Option Plan.

         The following table sets forth as of June 2, 1997 certain information regarding options granted under the Company's 1995 1997 CEO Option Plan to the person indicated.

                                                   NUMBER OF SHARES        EXERCISE PRICE            VALUE OF
              NAME AND POSITION                   SUBJECT TO OPTIONS          PER SHARE            OPTIONS (1)
----------------------------------------------   ---------------------    ------------------   ---------------------

Claudio Osorio                                          20,503                 $24.875                  $0
     Chairman of the Board,  Chief  Executive
     Officer and President

-----------------------

(1) The closing sale price of the Common Stock on June 2, 1997 was $24.875 per share. Value is calculated by multiplying (a) the difference between $24.875 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

CONDITIONS

         All options granted under the 1997 CEO Option Plan shall be evidenced by a written agreement between the Company and Osorio. Such agreements shall contain such terms and conditions consistent with the 1997 CEO Option Plan relating to the grant, the time or times of exercise and other terms of the options as the Board prescribes.

         The use of already owned shares of Common Stock may be applied to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable. By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, Osorio would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         As a condition of any sale or issuance of Common Stock upon exercise of an option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, (i) a representation and warranty by Osorio to the Company, at the time an option is exercised, that he is acquiring the shares of Common Stock to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock and (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the shares of Common Stock and are endorsed upon the share certificates.

         The unexercised portion of any option granted to an employee under the 1997 CEO Option Plan shall automatically be terminated (a) three months after the date on which Osorio ceases to be the Company's Chief Executive Officer by reason other than (i) Cause (as defined in the 1997 CEO Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the removal of Osorio as Chief Executive Officer for Cause; (c) one year after the date on which Osorio ceases to be the Company's Chief Executive Officer by reason of his death; or (d) on the fifth anniversary of the issuance of an Option.

         To prevent dilution of the rights of Osorio, the 1997 CEO Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of shares.

TERM OF PLAN; AMENDMENTS

         No option may be granted under the 1997 CEO Option Plan after September 16, 2006. The Board and the Committee each may from time to time amend the 1997 CEO Option Plan or any option granted thereunder; provided, however, that, no amendment of the 1997 CEO Option Plan or any option issued thereunder shall substantially impair any option previously granted to Osorio under the 1997 CEO Option Plan without his consent.


           FEDERAL INCOME TAX CONSEQUENCES OF THE 1997 CEO OPTION PLAN

         The 1997 CEO Option Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         On exercise of a non-qualified stock option granted under the 1997 CEO Option Plan Osorio will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of such an option and the first day on which a sale at a profit of shares acquired on exercise of such an option would not subject Osorio to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the option. Osorio, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the option. A section 83(b) election must be made within 30 days after exercising an option. Osorio's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If Osorio pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, Osorio will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from Osorio's tax basis in them. Osorio, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of an option, Osorio's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. Osorio's tax basis and holding period for the additional shares received on exercise of an option will be the same as if Osorio had exercised an option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to Osorio, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 1997 CEO OPTION PLAN.


                        PROPOSAL TO APPROVE THE COMPANY'S
            1997 CHIEF EXECUTIVE OFFICER CASH BONUS PERFORMANCE PLAN

         The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to approve the Company's 1997 Chief Executive Officer Cash Bonus Performance Plan (the "Cash Bonus Plan"). The current text of the Cash Bonus Plan is attached hereto as Exhibit E. The material features of the Cash Bonus Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Cash Bonus Plan.

         The purpose of the Cash Bonus Plan is to promote the success of the Company by providing to Osorio bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code ("162(m)"). In furtherance of this purpose, the Cash Bonus Plan authorizes the Company's Compensation Committee to establish and administer performance criteria pursuant to which the Company's Chief Executive Officer may receive designated cash bonus ("Bonus") compensation.

         The Compensation Committee has the authority to construe and interpret the Cash Bonus Plan, except as otherwise provided in the Cash Bonus Plan, and may adopt rules and regulations governing the administration thereof. The Compensation Committee in its sole discretion determines the amounts of any Bonuses to be awarded. The specific performance criteria applicable to any particular Bonus must be established by the Compensation Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the performance criteria remains substantially uncertain within the meaning of Section 162(m). Osorio may receive a Bonus if and only if the performance criteria established by the Compensation Committee is attained. Notwithstanding the fact that the performance criteria established by the Compensation Committee has been met, the Company may pay a Bonus of less than the amount determined by the Compensation Committee or may pay no Bonus at all, unless the Compensation Committee otherwise expressly provides by written contract or other written commitment.

         MAXIMUM INDIVIDUAL BONUS. Osorio shall not receive a Bonus under the Cash Bonus Plan for any fiscal year in excess of $2.5 million. In addition, Osorio shall not receive any payment under the Cash Bonus Plan unless the Compensation Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Cash Bonus Plan and that the performance criteria and any other material terms previously established by the Compensation Committee or set forth in the Cash Bonus Plan were in fact satisfied.

         Any Bonuses granted by the Compensation Committee under the Cash Bonus Plan shall be paid as soon as practicable, unless the Compensation Committee elects to defer such payment in its sole discretion, following the Compensation Committee's written certification of its determinations. Any such payment shall be in cash or cash equivalents, subject to applicable withholding requirements.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE CASH BONUS PLAN.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of the Company has selected the firm of Grant Thornton LLP as the independent certified public accountants of the Company for the current fiscal year. Although the selection of Grant Thornton LLP as the independent certified public accountants of the Company does not require ratification by the Company's shareholders, the Board considers it appropriate to obtain such ratification. Accordingly, the vote of the Company's shareholders on this matter is advisory in nature and has no effect upon the Board's appointment of an accountant, and the Board may change the Company's accountant at any time without the approval or consent of the shareholders. The Board proposes and unanimously recommends that the shareholders ratify the selection of Grant Thornton LLP.

         If the shareholders do not ratify the selection of Grant Thornton LLP by the affirmative vote of the holders of a majority of votes cast by the shares represented in person or by proxy at the Annual Meeting, the Audit Committee will investigate the reason for shareholder rejection and the Board will reconsider the appointment.

         Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

                               GENERAL INFORMATION

         OTHER MATTERS. The Board does not intend to present any matter for action at this Meeting other than the matters described in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

         DEADLINE FOR SHAREHOLDER PROPOSALS. Proposals by holders of the Company's Common Stock which are intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's next proxy statement and form of proxy relating to that meeting no later than February 11, 1998. Such proposals must also comply in full with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                       By Order of the Board of Directors,




                                       CLAUDIO OSORIO
                                       CHAIRMAN OF THE BOARD

Miami, Florida
June 11, 1997

                                                                        ANNEX A


                              CHS ELECTRONICS, INC.

                      1994 STOCK INCENTIVE PLAN, AS AMENDED

         1. PURPOSE. The purpose of the 1994 Stock Incentive Plan, as amended (the "Plan"), is to aid the Company in attracting, retaining and motivating officers and key employees, whether or not they are directors of the Company, by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

         2. DEFINITIONS.

                  (a) CHS. CHS Electronics, Inc.

                  (b) AWARD. Any form of stock options, stock appreciation right, stock or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

                  (c) AWARD AGREEMENT. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

                  (d) BOARD. The Board of Directors of CHS.

                  (e) CHANGE IN CONTROL. In addition to circumstances deemed by the Committee to constitute a Change in Control, a Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company or any "person" who on the date hereof is a director or officer of the Company or whose shares of Stock are treated as "beneficially owned" (as defined in Rule 13d-3 under the Exchange Act) by any such director or officer, is or becomes the beneficial owner, directly or indirectly, of the securities of CHS representing 25% or more of the combined voting power of CHS's then outstanding securities, (ii) any change in the composition of the Board results in a majority of the present directors of CHS not constituting a majority two years hence, provided, that in making such determination, the majority of present directors shall be deemed to include directors who were elected by, or on the recommendation of, such present majority as if such directors had been in office continuously throughout such two-year period or (iii) if the Company shall have defaulted in the performance of any agreement to which the Company is a party or by which the Company or its assets is bound, and such default entitled the obligee of such agreement to name new directors or replace existing directors, such that a majority of the Board is comprised of nominees of such obligee.

                  (f) CODE. The Internal Revenue Code of 1986, as amended from time to time.

                  (g) COMMITTEE. Such committee of the Board as may be designated from time to time by the Board to administer the Plan or any subplan under the Plan, any such committee to consist of not less than two members of the Board who are not officers or employees of the Company, provided each such member is a Disinterested Person. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by those members of the Board who are Disinterested Persons.

                  (h) COMPANY. CHS Electronics, Inc. and its direct and indirect subsidiaries.

                  (i) DISABLED OR DISABILITY. Permanent and total disability as determined under the Company's long-term disability program or, if no such program has been adopted, the continuous absence of an employee for 187 consecutive days or more due to physical or mental illness or incapacity.

                  (j) DISINTERESTED PERSON. A person defined as such in Rule 16b-3(c)(i) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

                  (k) EARLY RETIREMENT. Retirement, with consent of the Committee at the time of retirement, from active employment with the Company pursuant to the early retirement provisions of the Company's then applicable standard policies and procedures.

                  (l) EXCHANGE ACT. Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

                  (m) FAIR MARKET VALUE. The value of a share of Stock on a particular date, determined as follows: (i) if the Stock is not listed on such date on any national securities exchange nor included in the National Association of Securities Dealers, Inc. Automated Quotation System, National Market System ("NASDAQ/NMS"), but is traded in the over-the-counter market, the highest "bid" quotation of a share of Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Stock), as reported on the National Association of Securities Dealers, inc. Automated Quotation System, Smallcap Market, or, if not so reported, as reported by the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., or any other similar service selected by the Board; or (ii) if the Stock is not listed on such date on any national securities exchange but is included in the NASDAQ/NMS, the mean between the highest "bid" and lowest "offered" quotations of a share of Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Stock), as reported on the NASDAQ/NMS; or (iii) if the Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Stock on such date as recorded on the composite tape system, or, if such system does not cover the Stock, the last reported sales price of a share of Stock on such date on the principal national securities exchange on which the Stock is listed, or if no sale of Stock took place on such date, the last reported sale price of a share of Stock on the most recent day on which a sale of a share of Stock took place as recorded by such system or on such exchange, as the case may be; or
(iv) if the Stock is neither listed on such date on a national securities exchange nor traded in the over-thecounter market, as determined by the Committee.

                  (n) NORMAL RETIREMENT. Retirement from active employment with the Company on or after the normal retirement date specified in the Company's then applicable standard policies and procedures, provided, that if the Company has not otherwise adopted a standard retirement policy, the normal retirement age for purposes of this Plan shall be 65 years, unless otherwise waived by the Committee.

                  (o) PARTICIPANT. An officer, director or employee of the Company to whom an Award has been granted.

                  (p) RETIREMENT. Normal Retirement or Early Retirement.

                  (q) STOCK. Authorized and issued or unissued shares of Common Stock of CHS or any security issued in exchange or substitution therefor.

         3. ELIGIBILITY. Only officers, key employees, and directors who are also officers or employees of the Company or who have been designated by the Board as eligible to receive Awards are eligible to receive Awards under the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company.

         4. STOCK AVAILABLE FOR AWARDS. Subject to Section 14 hereof, a total of 1,747,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan. From time to time, the Board and appropriate officers of CHS shall file such documents with governmental authorities and, if the Stock is listed on a national exchange, with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly traceable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a

Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards.

         5. ADMINISTRATION.

                  (a) GENERAL. The plan shall be administered by the Committee, which shall have full and exclusive power to (i) authorize and grant Awards to persons eligible to receive Awards under the Plan; (ii) establish the terms, conditions and limitations of each Award or class of Awards; (iii) construe and interpret the Plan and all Award Agreements; (iv) grant waivers of Plan restrictions; (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and
(vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The Committee's powers shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria or otherwise, or (3) for any other purposes as arc consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control of CHS, or (3) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

                  (b) COMMITTEE ACTIONS. All actions of the Committee with respect to the Plan shall require a vote of the majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

         6. DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer of CHS and to other executive officers of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate its authority with respect to (a) the selection of eligible persons as Participants in the Plan, (b) the granting or timing of Awards (c) establishing the amount, terms and conditions of any such Award, (d) interpreting the Plan, any subplan or any Award Agreement or (e) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

         7. AWARDS. The Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

         All or part of any Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

         The Committee may determine to make any or all of the following Awards:

                  (a) STOCK OPTIONS. A grant of a right to purchase a specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant (or, from time to time, under circumstances in which the Committee deems a lesser exercise price to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, at an exercise price less than 100%, but not less than 75%, of such Fair Market Value), during a specified period, all as determined by the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock potion subject to such terms, conditions and limitations as are established by the Committee. The aggregate Fair market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options are exercisable for the first time by any employee in any calendar year under the Plan (and/or any other incentive stock option plans of the Company) shall not exceed $100,000.

                  (b) STOCK APPRECIATION RIGHTS. A right to receive a payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if an SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value.

                  (c) STOCK AWARDS. An Award made in Stock or denomi- nated in units of Stock. The eventual amount, vesting or issuance of a Stock Award may be subject to future service and such other restrictions and conditions as may be established by the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

                  (d) CASH AWARDS. An Award made or denominated in cash. The eventual amount of a cash Award may be subject to future service and such other restrictions and conditions as may be established by the Committee.

                  Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish.

                  Notwithstanding the provisions of the paragraphs of this
Section 7, Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control of CHS (i) as set forth in agreements between CHS and certain of its officers, directors and key employees which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or (ii) as may otherwise be determined by the Committee under and in accordance with the terms and conditions of the Plan.

         8. PAYMENT UNDER AWARDS. Payment by the Company pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code.

                  The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

                  At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the company, of the same or different type.

         9. STOCK OPTION EXERCISE. The price at which shares of Stock may be purchased upon exercise of a stock option shall be paid in full at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering Stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit play of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company, containing terms and conditions determined by the Committee, or (c) any other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering Stock or surrendering other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of a stock option, the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Committee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

         10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of any Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obligations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

         11. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise limited herein, the Board may amend, modify, suspend or terminate the Plan, or adopt subplans under the Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Subject to changes in law or other legal requirements which would permit otherwise, the Plan may not be amended without the approval of the holders of a majority of the shares of Stock voting on such amendment to (i) materially increase the aggregate number of shares of Stock that may be issued under the Plan (except for any increase resulting from adjustments pursuant to Section 14(a) hereof), (ii) materially increase the benefits accruing to participants or
(iii) materially modify the requirements as to eligibility for participation in the Plan. In addition, no subplan which provides for the granting and timing of Awards and the terms and conditions of such Awards, shall be amended with respect to such provisions more frequently than once every six months (other than to comport with changes in the Code of the Employment Retirement Income Security Act or the rules thereunder). Further, the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

         12. TERMINATION OF EMPLOYMENT. Except as otherwise set forth in an applicable Award Agreement or determined by the Committee, or as otherwise provided in paragraph (a) or (b) of this Section 12, if a Participant's employment or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately.

                  (a) RETIREMENT, RESIGNATION OR OTHER TERMINATION. If a Participant's employment or association with the Company terminates by reason of the Participant's Retirement or for any other reason (other than the Participant's death or Disability), the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this
Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interest of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

                           (b)       DEATH OR DISABILITY.

                  (i) In the event of a Participant's death, the participant's estate or beneficiaries shall have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Committee. All rights in respect of any such outstanding Awards shall pass in the following order: (A) to beneficiaries so designated in writing by the Participant; or if none, then (B) to the legal representative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as determined b) the Committee.

                  (ii) If a Participant ceases to be employed or associated with the Company because the Participant is deemed by the Company to be Disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the termination of his employment or association with the Company, as may be specified in the Award Agreement or as may otherwise be determined by the Committee.

                  (iii) After the death or Disability of a Participant, the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (c) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                  (iv) in the event of uncertainty as to the interpretation of, or controversies concerning, paragraph (b) of this Section 13 the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

         13. NONASSIGNABILITY.

                  (a) Except as provided for in paragraphs (a) and (b) of
Section 12 hereof and paragraph (b) of this Section 13, no Award or any other benefit under the Plan, or any right with respect thereto, shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

                  (aa) If a Participant's employment or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12 hereof, the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Awards.

         14. ADJUSTMENTS; REDUCTION IN NUMBER OF SHARES OF STOCK AVAILABLE FOR AWARDS. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan,
(ii) available for options or other Awards and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 425(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards. Except as expressly provided in this Section 14(a), the issuance by the Company of shares of Stock or of securities convertible into shares of Stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for Fair Market Value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted.

         15. NOTICE. Any written notice to CHS required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of CHS, and shall become effective when received by the Secretary.

         16. UNFUNDED PLAN. Insofar as the Plan provides for Awards of cash or Stock, the Plan shall be unfunded unless and until the Board otherwise determines. Although bookkeeping accounts may be established with respect to Participants who arc entitled to cash Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

         17. PAYMENTS TO TRUST. Notwithstanding the provisions of Section 16 hereof, the Committee may cause to be established one or more trust agreements pursuant to which the Committee may make payments of cash, or deposit shares of Stock, due or to become due under the Plan to Participants.

         18. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer on any Participant any right to continued employment of association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

         19. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Florida.

         20. INDEMNIFICATION BOARD. The members of the Committee and the Board shall be indemnified, to the full extent permitted by the Articles of Incorporation and By-Laws of the Company, in connection with any action, suit or proceeding or in connection with any appeal therein or settlement thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder.

         21. EFFECTIVE AND TERMINATION. The Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its adoption by the board, subject to the subsequent approval of the stockholders of CHS by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 1 hereof, except as to Awards then outstanding.

         22. SECTION 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                        ANNEX B

                     ---------------------------------------

                              CHS ELECTRONICS, INC.
                  DIRECTORS AND OFFICERS 1997 STOCK OPTION PLAN

                     ---------------------------------------


         1. Purpose. The purpose of this Plan is to advance the interests of CHS Electronics, Inc., a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate qualified and competent directors and officers of the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Affiliate" shall mean any corporation other than the Company that is a member of an affiliated group of corporations, as defined in
Section 1504 (determined without regard to Section 1504(b)) of the Code, of which the Company is a member.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the committee appointed pursuant to
Section 13 hereof to administer the Plan.

                  (e) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

                  (f) "Company" shall refer to CHS Electronics, Inc.

                  (g) "Covered Employee" shall mean any individual who, on the last day of the taxable year of the Company, is (i) the Chief Executive Officer of the Company or is acting in such capacity (the "CEO"), (ii) among the four highest compensated officers of the Company and its Affiliates (other than the CEO), or (iii) otherwise considered to be a "Covered Employee" within the meaning of Section 162(m) of the Code and the regulations thereunder.

                  (h) "Director" shall mean a member of the Board or of the Board of Directors of any Subsidiary.

                  (i) "Effective Date" shall mean December 2, 1996.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee in a fair and uniform manner.

                  (l) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                  (m) "Non-Employee Director" shall refer to a Director who is not an employee of the Company or any Subsidiary.

                  (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (o) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (p) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (q) "Outside Director" shall mean a member of the Board who
(i) is not a current employee of the Company or any Affiliate, (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or any Affiliate; (iv) does not receive remuneration either directly or indirectly, in any capacity other than as a director; and (v) satisfies any other conditions that shall from time to time be required to qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Exchange Act. For this purpose, "Remuneration" shall have the meaning afforded that term pursuant to Treasury Regulations issued under Section 162(m) of the Code, and shall exclude any de minimis remuneration excluded under those Treasury Regulations.

                  (r) "Plan" shall mean this CHS Electronics, Inc. Directors and Officers 1997 Stock Option Plan.

                  (s) "Share(s)" shall mean a share or shares of the Common
Stock.

                  (t) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. The Committee may grant to Optionees from time to time, Options to purchase an aggregate of up to 900,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of the grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee who are employees and/or Directors of the Company or any Subsidiary.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may, from time to time in granting Options, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, and/or upon the attainment of stated goals, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares with respect to which Options may be granted to any one Optionee may not exceed 450,000, subject to adjustment as provided in Section 10(a) hereof.

                  (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Covered Employee unless the grant of such Option is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Outside Directors.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee, but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company or the Committee has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Committee where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (7) any combination of the foregoing. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, and subject to applicable law, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Except as otherwise provided in this
Section 8, any Option shall become exercisable in 1/3 increments on each anniversary of the date of grant thereof.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the shareholders of the Company shall approve
                  a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the shareholders of the Company shall
                  approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

                  (d) Options held by a Director shall become immediately fully exercisable in the event such Director is either not reelected to the Board subsequent to his nomination or is not nominated for such reelection.

         9. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option granted to an Optionee shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
                  Optionee's employment with the Company or any Subsidiary, or service as a Director, is terminated or, in the case of a Non-Qualified Stock Option and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment with the Company or any Subsidiary, or service as a Director, is terminated, in either case for any reason other than by reason of (A) Cause, which shall mean "Cause" under such Optionee's employment agreement, if any, and which, solely for purposes of this Plan, also shall mean the termination of the Optionee's employment or the removal of the Optionee as a Director by reason of the Optionee's willful misconduct or gross negligence, (B) the Optionee's mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (C) the Optionee's death;

                           (ii) immediately upon the termination of the Optionee's employment with the Company or any Subsidiary, or service as a Director, for Cause;

                           (iii) twelve months after the date on which the
                  Optionee's employment with the Company or any Subsidiary, or service as a Director is terminated by reason of mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                           (iv) (A) twelve months after the date of the
                  Optionee's death or (B) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection 10(a)(iii) hereof.

                  (b) The Board or the Committee in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(i), (ii) or (iii) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
                  maximum number of Shares available for grant under the Plan, and to any one Optionee, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
                  number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, including with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i), (ii) or
(iii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock on Form S-8.

         11. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) No Incentive Stock Option, and unless the Committee's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act or would otherwise prohibit the registration of the Common Stock on Form S-8, no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or otherwise transferred with the Committee's prior written consent, only by the assignee consented to by the Committee.

                  (b) Unless the Committee's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by an Officer, as that term is defined under Rule 16b-3, of the Company or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         12. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
                  the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
                  be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Outside Directors, or in the absence of such a Committee, the entire Board. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment of the Board.

                  (b) The Board itself shall have the power to grant Options to employees or Directors of the Company or any Subsidiary. If and to the extent that the Board exercises such power, then all references herein to the Committee shall refer to the Board with respect to the Options granted by the Board.

                  (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board and the Committee each may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board and the Committee each may from time to time amend the Plan or any Option in accordance with the rules and regulations of the applicable United States national securities exchange or automated quotation system; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (i) increase the number of securities which may be issued under the Plan pursuant to the exercise of Incentive Stock Options, (ii) modify the requirements as to eligibility for participation in the Plan or (iii) increase the aggregate number of Options that may be granted to any one Optionee; and provided further, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         17. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective upon the Effective Date and shall terminate on the 10th anniversary of the Effective Date.

                                                                        ANNEX C


                              CHS ELECTRONICS, INC.

                       -----------------------------------

                 1996 CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

                      ------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of CHS Electronics, Inc., a Florida corporation (the "Company"), by providing an additional incentive to Claudio Osorio ("Osorio"), the Company's Chief Executive Officer, to pursue future acquisitions on behalf of the Company.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Company's Board of Directors.

                  (b) "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

                  (c) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (d) "Option Agreement" means the agreement between the Company and Osorio for the grant of an option.

                  (e) "Plan" shall mean this 1996 Chief Executive Officer Stock Option Plan for the Company.

                  (f) "Qualifying Acquisition" shall mean any acquisition by the Company where greater than 50% of the purchase price is comprised of Common Stock as calculated by an earn-out formula at the end of the particular earn-out period.

                  (g) "Share(s)" shall mean a share or shares of the Common
Stock.

         3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Osorio from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

                  (a) The Board shall grant Osorio such number of Options as provided in item (b) immediately below upon the approval by the Board of each Qualifying Acquisition.

                  (b) The number of Options to be granted to Osorio at the time each Qualifying Acquisition is approved will be determined by multiplying the prior year net revenue (as indicated in financial statements audited by an independent accounting firm) of the target company of the Qualifying Acquisition (the "Acquired Company") by one percent and then dividing such calculated amount by the Exercise Price (as defined below); provided, however, that the Company's Compensation Committee may recommend an alternative method for determining the number of shares in such cases where prior net revenues for any particular Acquired Company are deemed to be inconsistent with such company's reasonably expected future results as determined solely by the Company's Compensation Committee and approved by the Board.

                  (c) Osorio may be granted Options in connection with acquisitions made by the Company that are not Qualifying Acquisitions upon the recommendation of the Company's Compensation Committee and approval by the Board.

         5. EXERCISE PRICE. The exercise price per Share of any Option (the "Exercise Price") shall be the closing market price of the Company's Shares as reported on the Nasdaq National Market on the date of the grant of an Option or such other price as recommended by the Company's Compensation Committee and approved by the Board.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for Osorio's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be the closing reported price on the Nasdaq National Market on the date the Option is exercised. Osorio shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to him under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

         7. EXERCISE SCHEDULE FOR OPTIONS. Each Option granted under the Plan shall vest at a rate equal to one share for each $5.00 of cumulative pretax profit (net of any minority interest on a pretax basis) contributed by the particular Acquired Company subsequent to the date of the acquisition of such company and included by the Company in its consolidated financial statements. The cumulative pretax profit and minority interest contributed by an Acquired Company shall be measured on a quarterly basis consistent with the reporting practices of the Company.

         8. TERMINATION OF OPTION PERIOD. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) three months after the date on which Osorio ceases to be Chief Executive Officer of the Company for any reason other than by reason of
(A) "Cause" (which, for purposes of this Plan, shall mean the removal of Osorio as Chief Executive Officer by reason of any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

                  (b) immediately upon the removal of Osorio as Chief Executive Officer for Cause;

                  (c) one year after the date Osorio ceases to be Chief Executive Officer by reason of his death;

                  (d) on the fifth anniversary of the issuance of any such Option.

         9. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by Osorio to the
Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

         12. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         13. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or have been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten years from the date of the Board's adoption of this Plan.

                  (b) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to Osorio without his consent.

                  (c) The Board may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to Osorio while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of Osorio.

         14. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                                                        ANNEX D

                              CHS ELECTRONICS, INC.

                       -----------------------------------

                 1997 CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

                      ------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of CHS Electronics, Inc., a Florida corporation (the "Company"), by providing an additional incentive to Claudio Osorio ("Osorio"), the Company's Chief Executive Officer, to pursue future acquisitions on behalf of the Company.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Company's Board of Directors.

                  (b) "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

                  (c) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (d) "Option Agreement" means the agreement between the Company and Osorio for the grant of an option.

                  (e) "Plan" shall mean this 1997 Chief Executive Officer Stock Option Plan for the Company.

                  (f) "Share(s)" shall mean a share or shares of the Common
Stock.

         3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Osorio from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

                  (a) The Board may grant Osorio such number of Options as provided in item (b) immediately below upon its approval of any business acquisition made by the Company.

                  (b) The number of Options to be granted to Osorio at the time a business acquisition is approved by the Board will be determined by multiplying the prior year net revenue (as indicated in financial statements audited by an independent accounting firm) of the target business entity (the "Acquired Company") by one percent and then dividing such calculated amount by the Exercise Price (as defined below); provided, however, that the Company's Compensation Committee may recommend an alternative method for determining the number of shares in such cases where prior net revenues for any particular Acquired Company are deemed to be inconsistent with such company's reasonably expected future results as determined solely by the Company's Compensation Committee and approved by the Board.

         5. EXERCISE PRICE. The exercise price per Share of any Option (the "Exercise Price") shall be the closing market price of the Company's Shares as reported on the Nasdaq National Market on the date of the grant of an Option or such other price as recommended by the Company's Compensation Committee and approved by the Board.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for Osorio's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be the closing reported price on the Nasdaq National Market on the date the Option is exercised. Osorio shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to him under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

         7. EXERCISE SCHEDULE FOR OPTIONS. Each Option granted under the Plan shall vest at a rate equal to one share for each $5.00 of cumulative pretax profit (net of any minority interest on a pretax basis) contributed by the particular Acquired Company subsequent to the date of the acquisition of such company and included by the Company in its consolidated financial statements. The cumulative pretax profit and minority interest contributed by an Acquired Company shall be measured on a quarterly basis consistent with the reporting practices of the Company.

         8. TERMINATION OF OPTION PERIOD. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) three months after the date on which Osorio ceases to be Chief Executive Officer of the Company for any reason other than by reason of
(A) "Cause" (which, for purposes of this Plan, shall mean the removal of Osorio as Chief Executive Officer by reason of any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

                  (b) immediately upon the removal of Osorio as Chief Executive Officer for Cause;

                  (c) one year after the date Osorio ceases to be Chief Executive Officer by reason of his death;

                  (d) on the fifth anniversary of the issuance of any such Option.

         9. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by Osorio to the
Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

         12. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         13. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or have been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten years from the date of the Board's adoption of this Plan.

                  (b) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to Osorio without his consent.

                  (c) The Board may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to Osorio while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of Osorio.

         14. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                                                        ANNEX E

                              CHS ELECTRONICS, INC.

            1997 CHIEF EXECUTIVE OFFICER CASH BONUS PERFORMANCE PLAN

SECTION 1.  PURPOSE OF PLAN

            The purpose of the Plan is to promote the success of the Company by providing Claudio Osorio, the Company's Chief Executive Officer, bonus incentives that qualify as performance-based compensation within the meaning of
Section 162(m) of the Code.

SECTION 2.  DEFINITIONS AND TERMS

           2.1. ACCOUNTING TERMS. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles.

           2.2. SPECIFIC TERMS. The following words and phrases as used herein shall have the following meanings:

                  "BASE SALARY" with respect to any Performance Period means the aggregate base annualized salary of the Participant at the time the Participant is selected to participate for that Performance Period, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

                  "BONUS" means a cash payment or payment opportunity as the context requires.

                  "BUSINESS CRITERIA" means any one or any combination of EPS or Debt to Equity Ratio for the Company.

                  "CHANGE IN CONTROL" shall refer to such corporate event where:

                           (i) there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) the shareholders of the Company approve a
                  plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) the shareholders of the Company approve a
                  plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITTEE" means the Compensation Committee of the Company which has been established to administer the Plan in accordance with
        Section 3.1 and Section 162(m) of the Code.

                  "COMPANY" means CHS Electronics, Inc. and any successor whether by merger, ownership of all or substantially all of its assets or otherwise.

                  "DEBT TO EQUITY RATIO" means such ratio derived from the comparison of the Company's total outstanding debt to the Company's shareholders' equity, each as reported in the Company's Consolidated Balance Sheet set forth in the audited consolidated financial statements of the Company for the Year. Debt shall include long and short term interest bearing amounts owed to banks or others. Debt shall not include accruals or trade payables.

                  "DISABILITY" shall have such meaning attributed thereto in the Company's long-term disability plan, or, if no such plan exists, shall mean a "Permanent and Total Disability" as defined in Code Section 22(e).

                  "EPS" for any Year means fully diluted (or such equivalent term as currently in use) earnings per share of the Company as reported in the Company's Consolidated Statement of Income set forth in the audited consolidated financial statements of the Company for the Year.

                  "NET INCOME" for any Year means the consolidated net income of the Company as reported in the audited consolidated financial statements of the Company for the Year.

                  "PARTICIPANT" means Claudio Osorio, the Company's Chief Executive Officer.

                  "PERFORMANCE PERIOD" means the Year or Years with respect to which the Performance Targets are set by the Committee.

                  "PERFORMANCE TARGET(S)" means the specific objective goal or goals (which may be cumulative and/or alternative) that are timely set in writing by the Committee for the Participant for the Performance Period with respect to any one or more of the Business Criteria.

                  "PLAN" means the Company's 1997 Chief Executive Officer Cash Bonus Performance Plan as amended from time to time.

                  "SECTION 162(M)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

                  "YEAR" means any one or more fiscal years of the Company commencing on or after January 1, 1997 that represent(s) the applicable Performance Period.

SECTION 3.  ADMINISTRATION OF THE PLAN

           3.1. THE COMMITTEE. The Plan shall be administered by a Committee consisting solely of at least two members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan, who (i) are not eligible to participate in the Plan and (ii) are "outside directors" within the meaning of Section 162(m).

           3.2. POWERS OF THE COMMITTEE. The Committee shall have the sole authority to establish and administer the Performance Target(s) and, subject to Sections 4 and 5 of the Plan, the amount of any Bonus and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Bonus under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. For each Performance Period, the Committee shall determine the Business Criteria and the Performance Target(s) applicable to the Participant.

           3.3. REQUISITE ACTION. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

           3.4. EXPRESS AUTHORITY (AND LIMITATIONS ON AUTHORITY) TO CHANGE
TERMS AND CONDITIONS OF BONUS. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and Section 5.8, the Committee shall have the authority to accelerate a Bonus (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs.

SECTION 4.  BONUS PROVISIONS

           4.1. PROVISION FOR BONUS. The Participant may receive a Bonus if and only if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to
Section 4.2 or may pay no Bonus at all, unless the Committee expressly provides otherwise by written contract or other written commitment.

           4.2. SELECTION OF PERFORMANCE TARGET(S). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.6, 5.1 and 5.8.

           4.3. MAXIMUM INDIVIDUAL BONUS. Notwithstanding any other provision hereof, the Participant shall not receive a Bonus under the Plan for any fiscal year in excess of $2.5 million.

           4.4. TERMINATION OF EMPLOYMENT DURING YEAR. Unless otherwise determined by the Committee or required by applicable law or pursuant to any written agreement between the Company and the Participant:

                  (a) no Bonus shall be payable to the Participant if the Participant is not employed by the Company or any subsidiary of the Company on the last day of the Performance Period for which the Bonus is otherwise payable, unless the Participant's employment with the Company and its subsidiaries terminates during the Performance Period by reason of the Participant's death or Disability or following a Change in Control, and

                  (b) in the event of the Participant's death or Disability during the Performance Period, or in the event of the termination of the Participant's employment for any reason following a Change in Control that occurs during the Performance Period, the Participant (or the Participant's legal representative or beneficiary) shall receive a Bonus equal to the product of (i) the Bonus he would have received for the entire Performance Period, multiplied by (ii) a fraction, the numerator of which is the number of days during the Performance Period in which the Participant was an employee of the Company or its subsidiaries, and the denominator of which is the number of days in the Performance Period.

Payment of such Bonus shall be made in accordance with Section 4.8 hereof.

           4.5. ACCOUNTING CHANGES. Subject to Section 5.8, if, after the Performance Target(s) are established for a Performance Period, a change occurs in the applicable accounting principles or practices, the amount of the Bonuses paid under this Plan for such Performance Period shall be determined without regard to such change.

           4.6. COMMITTEE DISCRETION TO DETERMINE BONUSES. The Committee has the sole discretion to determine the standard or formula pursuant to which the Participant's Bonus shall be calculated (in accordance with Section 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to the Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to the Participant under Section 4.2 or 4.3 of the Plan or award a Bonus under this Plan if the applicable Performance Target(s) have not been satisfied.

           4.7. COMMITTEE CERTIFICATION. The Participant shall not receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

           4.8. TIME OF PAYMENT. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.7. Any such payment shall be in cash or cash equivalents, subject to applicable withholding requirements. If and to the extent permitted by the Committee, and in accordance with such rules as the Committee may from time to time adopt, the Participant may, prior to the beginning of any Performance Period, elect to defer the payout of all or any portion of a Bonus relating to such Performance Period. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target(s), any additional amount payable shall be based on Moody's Average Corporate Bond Yield over the deferral period.

SECTION 5.  GENERAL PROVISIONS

           5.1. NO RIGHT TO BONUS OR CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan, shall be held or construed to confer upon the Participant any legal right to receive, or any interest in, a Bonus or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge the Participant in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise, except to the extent otherwise provided in any written employment agreement between the Company and the Participant. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the maximum amount pursuant to Section 4.2 has been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated, unless the Committee otherwise expressly provides by written contract or other written commitment.

           5.2. DISCRETION OF COMPANY, BOARD OF DIRECTORS AND COMMITTEE. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

           5.3. ABSENCE OF LIABILITY. A member of the Board of Directors of the Company or a member of the Committee or any officer of the Company shall not be liable for any act or inaction hereunder, whether of commission or omission.

           5.4. NO FUNDING OF PLAN. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to the Participant under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to the Participant under the Plan shall be those of a debtor and any rights of the Participant shall be limited to those of a general unsecured creditor.

           5.5. NON-TRANSFERABILITY OF BENEFITS AND INTERESTS. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of the Participant. This Section
5.5 shall not apply to an assignment of a contingency or payment due after the death of the Participant to the deceased Participant's legal representative or beneficiary.

           5.6. LAW TO GOVERN. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Florida.

           5.7. NON-EXCLUSIVITY. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target(s) used under the Plan. In addition, the Participant may participate in other benefit plans of the Company.

           5.8. SECTION 162(M) CONDITIONS; BIFURCATION OF PLAN. It is the intent of the Company that the Plan and Bonuses paid hereunder satisfy and be interpreted in a manner, that, in the case of compensation that is paid to the Participant that is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended or required in order to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

SECTION 6.  EFFECTIVE DATE, AMENDMENTS, SUSPENSION OR TERMINATION OF PLAN

           The Plan shall be effective as of January 1, 1997, subject to its approval by shareholders of the Company at the annual meeting of shareholders to be held July 31, 1997, or any adjournment or postponement thereof. The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment may be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable rules under Section 162(m) of the Code. Unless sooner terminated by the Board of Directors or the Committee, to the extent necessary to ensure that Bonuses paid to Participant may be deductible under Section 162(m) for federal income tax purposes, the Plan shall terminate as of the date of the Company's first meeting of the Company's shareholders occurring during the year 2002, unless the term of the Plan is extended and reapproved at such shareholders' meeting. No additional Bonuses may be payable after termination of the Plan. Termination of the Plan shall not affect any Bonuses due and outstanding on the date of termination and such Bonuses shall continue to be subject to the terms of the Plan notwithstanding its termination.

                             CHS ELECTRONICS, INC.
     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
                                 COMMON STOCK

     The undersigned, a holder of Common Stock of CHS Electronics, Inc., a Florida corporation (the "Company"), hereby appoints Claudio Osorio and Craig Toll, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held on Thursday, July 31, 1997, at 10:00 a.m., local time, at the Doral Golf Resort & Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178, and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND THE OTHER PROPOSALS SET FORTH.

(1) ELECTION OF CLAUDIO OSORIO, ALVIN PERLMAN, CARSTEN FRANK, ANTONIO BOCCALANDRO, ZBYNEK KRAUS, OTTO GERLACH, PIERINO LARDI AND DONALD D. WINSTEAD as directors.

   [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

   [ ] VOTE WITHHELD from all nominees listed above.

   [ ] ABSTAIN

(2) PROPOSAL to amend the Company's 1994 Stock Incentive Plan.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(3) PROPOSAL to approve the Company's Directors and Officers 1997 Stock Option Plan.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(4) PROPOSAL to approve the Company's 1996 Chief Executive Officer Stock Option Plan.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(5) PROPOSAL to approve the Company's 1997 Chief Executive Officer Stock Option Plan.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(6) PROPOSAL to approve the Company's 1997 Chief Executive Officer Cash Bonus Performance Plan.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(7) PROPOSAL to ratify the reappointment of Grant Thornton LLP, as the Company's independent certified public accountants.

         FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

(8) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment(s) or postponement(s) thereof.

                               (see reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED `FOR' ALL OF THE PROPOSALS.

                                         Dated:______________________, 1997

                                         __________________________________
                                                 (Signature)

                                         __________________________________
                                             (Signature if held jointly)

IMPORTANT: Please sign exactly as your name appears and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.